UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2009

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GENERAL MARITIME CORPORATION
(formerly Galileo Holding Corporation)
(Exact Name of Registrant as Specified in Charter

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Republic of the Marshall Islands	001-34228	66-0716485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

299 Park Avenue
New York, New York 10171
(Address of Principal Executive Offices, Including Zip Code)

(212) 763-5600
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(b)   Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of income for the year ended December 31, 2008 for General Maritime Corporation is included as Exhibit 99.1 hereto.

(c)   Exhibits.

Exhibit Number	Description
99.1	General Maritime Corporation unaudited pro forma condensed combined statement of income for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION

By:	/s/ John C. Georgiopoulos
Name:	John C. Georgiopoulos
Title:	Executive Vice President, Treasurer and Secretary

Date:  March 5, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	General Maritime Corporation unaudited pro forma condensed combined financial information.